UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 8, 2019

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
Credit Agreement Amendment

On February 8, 2019, Loan Assets of OnDeck, LLC (“LAOD”), a wholly-owned subsidiary of On Deck Capital, Inc. (the “Company”), entered into an amendment (the “Amendment”) to further modify the Credit Agreement, dated April 13, 2018, by and among LAOD, the Lenders party thereto from time to time, 20 Gates Management, LLC, as Administrative Agent and Deutsche Bank Trust Company Americas, as Paying Agent and Collateral Agent (the “20 Gates Facility”). The amendment primarily increased the revolving commitment amount by $50 million and reduced the interest rate margin over 1 Month LIBOR by 0.25%, as well as made various technical, definitional, conforming and other changes.
The following table summarizes certain key terms of the amended 20 Gates Facility:

Commitment Amount	$150.0 million
Borrowing Rate	1 Month LIBOR + 1.75%
Borrowing Base Advance Rate	84.5%
Revolving Funding Period End Date	April 13, 2022
Maturity Date	October 13, 2022
The Amendment did not modify the terms summarized in the last three lines of the above table.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

Item 2.02	Results of Operations and Financial Condition.
On February 12, 2019, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, February 12, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2019	On Deck Capital, Inc.

/s/ Kenneth A. Brause
Kenneth A. Brause Chief Financial Officer